UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 12, 2007

 GENERAL CABLE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 4 Tesseneer Drive, Highland Heights, Kentucky  41076-9753

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (859) 572-8000

 Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e)

Compensatory Arrangements of Certain Officers.

On November 12, the Board of Directors of the Company approved amendments to the General Cable Corporation Deferred Compensation Plan (“DCP”) which amended and restated the DCP effective as of January 1, 2008.

The amendments were made to incorporate the requirements of Section 409A of the Internal Revenue Code of 1986 as amended by the American Jobs Creation Act of 2004 and include technical changes to effectuate the previous merger of the DCP with the Company's Supplemental Executive Retirement Plan and combination of the DCP with the Company's Subsidiaries Benefit Equalization Plan.  Generally the amendments satisfying the Section 409A requirements  relate to the timing of and conditions for deferral of compensation and distribution of benefits.

Item 9.01 (d)

Exhibits

             10.1

General Cable Corporation Deferred Compensation Plan (Amended and Restated Effective January 1, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation
November 15, 2007
/s/ Robert J. Siverd
Robert J. Siverd
Executive Vice President and
General Counsel